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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2005


                               AMISTAR CORPORATION
                               -------------------

             (Exact name of registrant as specified in its charter)


             California                 0-13403              95-2747332
---------------------------------  ------------------  -------------------------
    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)           File Number)       Identification No.)

   237 Via Vera Cruz, San Marcos, CA                      92078-2698
----------------------------------------------      ---------------------
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (760) 471-1700
                                                           --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================


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ITEM 5.02.   APPOINTMENT OF DIRECTOR

             The Board of Directors appointed Mark Fowler to serve as an independent director and as a member of the Audit Committee on June 29, 2005 in anticipation of meeting the listing requirements to take effect on July 31, 2005. The appointment to the Audit Committee is effective on July 31, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        AMISTAR CORPORATION



Date:  July 7, 2005                                     /s/ Stuart C. Baker
                                                        ------------------------
                                                        Stuart C. Baker
                                                        President